SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

CLASSES A, C, S, INSTITUTIONAL
DWS Select Alternative Allocation Fund

The following information replaces the existing disclosure in the “Fund Details — Principal Investment Strategy” section of the fund’s Prospectus:

PRINCIPAL INVESTMENT STRATEGY

Main Investments. The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds, certain other securities and derivative instruments. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The fund may also invest in securities of Exchange Traded Funds (”ETFs”) or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (ETFs, hedge funds and DWS funds, are collectively referred to as “underlying funds”). The fund’s allocations among the underlying funds may vary over time.

Management process. Portfolio management allocates the fund’s assets among underlying funds that emphasize the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure, emerging markets and other alternative strategies.

Portfolio management may make allocations ranging from 0% to 30% of the fund’s assets in a particular strategy or asset category. Portfolio management may make allocations to the following DWS funds:

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DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund’s investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund’s volatility relative to movements in the overall stock market (that is, the fund’s price movements are not expected to correlate closely with the market’s price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

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DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund considers “emerging markets“ to include any country that is defined as an emerging or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.

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DWS Enhanced Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as “junk bonds”) and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer’s securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. In an attempt to enhance return, the fund employs proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies. The fund is classified as a non-diversified fund under the 1940 Act.

May 3, 2012
PROSTKR-152

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DWS Enhanced Commodity Strategy Fund. The fund’s investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The fund may gain exposure to the commodity markets by investing a portion of its assets in its whollyowned subsidiary, DWS Cayman Commodity Fund II, Ltd., organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income instruments, some of which may serve as margin or collateral for the subsidiary’s derivatives positions. The fund concentrates its investments in commodities-related industries. The fund is classified as a non-diversified fund under the 1940 Act.

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DWS Floating Rate Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment (”senior loans”) and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund’s total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund employs the GTAA strategy. The fund is classified as a non-diversified fund under the 1940 Act.

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DWS Global Inflation Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodity-linked derivative instruments (such as commodity-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the subsidiary’s derivatives positions. In an attempt to enhance return, the fund also employs the GTAA strategy.

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DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. The fund’s investments in coins and bullion will not earn income, and the sole source of return to the fund from these investments will be from gains or losses realized on the sale of such investments. Companies in which the fund invests may be involved in activities such as exploration, mining, fabrication, processing and distribution. The fund intends to gain exposure to the commodity markets through direct investments in commodities or investments in commodity-linked derivatives by investing a portion of its assets in a wholly owned subsidiary, DWS Cayman Precious Metals Fund, Inc., organized under the laws of the Cayman Islands. This subsidiary shares the same portfolio management as the fund and is expected to invest mainly in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps and futures. This subsidiary will also invest in fixed-income securities, some of which are intended to serve as margin or collateral for its derivatives positions, and may also invest in commodity-linked exchange traded funds and may invest available cash in affiliated money market funds. The fund may concentrate in securities issued by wholly owned subsidiaries and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. The fund is classified as a non-diversified fund under the 1940 Act.

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DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests mainly in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund concentrates in securities of infrastructure-related companies. The fund is classified as a non-diversified fund under the 1940 Act.

May 3, 2012
PROSTKR-152

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DWS RREEF Global Real Estate Securities Fund. The fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies. The fund concentrates in securities of real estate companies.

Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management’s assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. The fund’s asset allocation among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.

Derivatives. The fund, and the underlying funds in which the fund may invest, may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following information replaces the existing disclosure in the “Appendix — Additional Index Information” section of the fund’s Prospectus:

Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.

Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

 Please Retain This Supplement for Future Reference

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